                                                                   EXHIBIT 10.28
================================================================================



                        RECEIVABLES PURCHASE AGREEMENT



                                    between
                                    -------


                            COMPUCOM SYSTEMS, INC.,

                                   as Seller


                                      and
                                      ---


                               CSI FUNDING INC.,

                                 as Purchaser



                           Dated as of April 1, 1996

                                      as

                  Amended and Restated as of November 3, 1997
================================================================================

                        RECEIVABLES PURCHASE AGREEMENT
                        ------------------------------

     This RECEIVABLES PURCHASE AGREEMENT, dated as of April 1, 1996, as AMENDED and RESTATED as of November 3, 1997, between COMPUCOM SYSTEMS, INC., a Delaware corporation, as seller (the "Seller") and CSI FUNDING INC., a Delaware
                             ------
corporation, as purchaser (the "Purchaser").
                                ---------

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Purchaser and the Seller wish to amend and restate the Receivable Purchase Agreement, dated as of April 1, 1996, as amended to the date hereof, pursuant to which the Seller agreed to sell, and the Purchaser agreed to acquire, an undivided interest in certain accounts receivable originated by the Seller;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Purchaser and the Seller as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION I.1.  Definitions.  All capitalized terms used herein shall have
                   -----------
the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, the Transfer Agreement, and shall include in the singular number the plural and in the plural number the singular:

     "Advance" shall have the meaning specified in Section 3.2(b).
      -------

     "Advance Limit" shall have the meaning specified in Section 3.2(b).
      -------------

     "Agent" shall mean NationsBank, N.A., as agent
      -----
on behalf of Enterprise and the Bank Investors pursuant to the Transfer
Agreement.

     "Closing Date" shall mean November 3, 1997.
      ------------

     "Contributed Receivables" shall have the meaning specified in Section
      -----------------------
3.2(b).

     "Conveyance Papers" shall have the meaning set forth in Section 4.1(b)
      -----------------
hereof.

     "Enterprise" shall mean Enterprise Funding Corporation, a Delaware
      ----------
corporation, and its successors and assigns.

     "Permitted Assignee" shall have the meaning set forth in Section 9.5
      ------------------
hereof.

     "Purchase Discount" shall mean for any day, an amount, calculated in good
      -----------------
faith by the Purchaser, equal to the decimal equivalent of the sum of (i) the product of (A) the sum of (x) the "AA" rated commercial paper index rate for a maturity most closely corresponding to the Estimated Maturity Period and (y) 0.50% (servicing fee) and (z) 1.50% and (B) a fraction the numerator of which is the Estimated Maturity Period of the Receivables and the denominator of which is 360, and (ii) the decimal equivalent of the average Loss to Liquidation Ratio
     ---
with respect to the prior three calendar months.

     "Purchase Price" shall have the meaning set forth in Section 3.1 hereof.
      --------------

     "Purchased Receivables" shall have the meaning specified in Section 3.2(b).
      ---------------------

     "Purchaser" shall mean CSI Funding Inc., a Delaware corporation, and its
      ---------
successors and assigns.

     "Receivable" shall mean, for purposes of this Agreement, the indebtedness
      ----------
owed to the Seller by any Obligor under a Contract, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of merchandise or services by the Seller, and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 6.2 hereof, it shall no longer constitute a Receivable hereunder.

     "Release" means the Partial Release of Liens and Security Interests,
      -------
executed on November 3, 1997 by NationsBank of Texas, N.A., whereby NationsBank of Texas, N.A. released certain liens and security interests which cover the property of CompuCom.

     "Secured Obligations" shall have the meaning set forth in Section 2.1(d)
      -------------------
hereof.

     "Subordinated Note" shall have the meaning specified in Section 3.2(b).
      -----------------

     "Transfer Agreement" shall mean the Transfer and Administration Agreement,
      ------------------
dated as of April 1, 1996, as amended and restated as of November 3, 1997, by and among the Purchaser, the Seller, Enterprise and NationsBank N.A., as Agent thereunder, as such agreement may be amended, modified or supplemented from time to time.

     "Transferred Receivables" shall have the meaning specified in Section
      -----------------------
3.2(b).

     SECTION I.2.  Other Terms.  All accounting terms not specifically defined
                   -----------
herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

     SECTION I.3.  Computation of Time Periods.  Unless otherwise stated in this
                   ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" each shall mean "to but excluding."

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                                       3

                                  ARTICLE II

PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

          SECTION II.1.  Sale.  (a)  Upon the terms and subject to the
                         ----
conditions set forth herein, the Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, on the terms and subject to the conditions specifically set forth herein, all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables outstanding on the Closing Date and thereafter originated by the Seller through any Termination Date (but not thereafter), together with all Related Security and Collections with respect thereto and all proceeds of the foregoing. The foregoing sale, assignment, transfer and conveyance does not constitute an assumption by the Purchaser of any obligations of the Seller or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security or other agreement and instrument relating to the Receivables.

(b) In connection with the foregoing sale, the Seller agrees to record and file on or prior to the Closing Date, at its own expense, a financing statement or statements with respect to the Receivables and the other property described in
Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the UCC (subject, in the case of Related Security constituting returned inventory, to the applicable provisions of Section 9-306 of the UCC and/or the Inventory Financing Agreements) against all creditors of and purchasers from the Seller, and to deliver either the originals of such financing statements or file-stamped copies of such financing statements or other evidence of such filings to the Purchaser on the Closing Date.

(c) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables and other property purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Seller will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser and mark its master data processing records and other documents with a legend describing the purchase of the Receivables by the Purchaser. The Seller shall, upon request of the Purchaser, obtain such additional search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

(d) It is the express intent of the Seller and the Purchaser that the conveyance of the Receivables and all Related Security and Collections with respect thereto by the Seller to the Purchaser pursuant to this Agreement be construed as a sale of such property by the Seller to the Purchaser. Further, it is not the intention of the Seller and the Purchaser that such conveyance be deemed a grant of a security interest in such property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Receivables and all Related Security and Collections with respect thereto are construed to constitute property of the Seller, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC; and
(ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Purchaser, a security interest in, to and under all of the Seller's right, title and interest in, to and under the Receivables outstanding on the Closing Date and thereafter originated by the Seller, together with all Related Security and Collections with respect thereto and all proceeds of the foregoing, to secure the rights of the Purchaser set forth in this Agreement or as may be determined in connection therewith by applicable law (collectively, the "Secured Obligations"). The Seller and the
                                      -------------------
Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables and the Related Security and Collections with respect thereto, such security interest would be deemed to be a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement.

          SECTION II.2.  Servicing of Receivables.  The servicing, administering
                         ------------------------
and collection of the Receivables shall be conducted by the Seller, who hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations and with the care and diligence which the Seller employs in servicing similar receivables for its own account, in accordance with the Credit and Collection Policy. The Purchaser hereby appoints the Seller as its agent to enforce the Purchaser's rights and interests in, to and under the Receivables, the Related Security and the Collections with respect thereto. The Seller shall hold in trust for the Purchaser, in accordance with its interests, all Records which evidence or relate to the Receivables or Related Security, Collections and proceeds with respect thereto. Notwithstanding anything to the contrary contained herein, from and after the occurrence of a Termination Event or a Potential Termination Event (each as defined in the Transfer Agreement), NationsBank, N.A., as Agent, shall have the absolute and unlimited right to terminate the Seller's servicing activities described in this
Section 2.2. In consideration of the foregoing, the Purchaser agrees to pay the Seller a servicing fee of 0.50% per annum on the aggregate Outstanding Balance of Receivables, payable monthly, for its performance of the duties and obligations described in this Section 2.2.

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

          SECTION 3.1.  Purchase Price.  The Purchase Price for the Receivables
                        --------------
and related property conveyed to the Purchaser by the Seller under this Agreement shall be a dollar amount equal to (a) for the Receivables sold by Seller on the Closing Date, the product of (i) the aggregate Outstanding Balance of the Receivables as of the Closing Date and (ii) one minus the then applicable
                                                       -----
Purchase Discount, and (b) for any Receivables sold by the Seller on any date thereafter, the product of (i) the aggregate Outstanding Balance of the Receivables sold on such date and (ii) one minus the Purchase Discount
                                           -----
applicable on such date.

          SECTION 3.2.  Payment of Purchase Price.  (a)  The Purchase Price for
                        -------------------------
the Receivables and related property shall be paid or provided for on the Closing Date with respect to the Receivables existing on the Closing Date and on the last Business Day of each calendar month thereafter during which Receivables are originated by the Seller, as the case may be, by payment in immediately available funds of $___________. The balance of such Purchase Price shall be paid by capital contributed by the Seller to Purchaser in the form of a contribution of the Receivables.

          (b) The Purchase Price for any Receivables sold by the Seller on any date after the date hereof shall be paid either (i) in cash or (ii) if Purchaser does not have sufficient cash to pay the Purchase Price, by means of (A) an advance under the Subordinated Note (each, an "Advance") or (B) with the consent
                                               -------
of the Seller, capital contributed by the Seller to Purchaser in the form of a contribution of the additional Receivables or (iii) with the consent of the Seller, any combination of the foregoing. In the event Purchaser does not have sufficient cash to pay the Purchase Price due on any Purchase Date and the Seller is not willing to consent to the payment of such insufficiency by means of a capital contribution, such insufficiency shall be evidenced by the making of an Advance on such Purchase Date in an original principal amount equal to such cash shortfall owed to the Seller; provided, however, that the Seller shall not make an Advance to Purchaser to the
--------  -------
extent that the aggregate amount of outstanding Advances would be an amount such that the net worth of the Purchaser would be less than 7.0% of the Outstanding Balance of the Receivables (the "Advance Limit"). All Advances made by the
                                 -------------
Seller to Purchaser shall be evidenced by a single subordinated note, duly executed on behalf of Purchaser, in substantially the form of Exhibit B annexed hereto, delivered and payable to the Seller in a principal amount equal to the Advance Limit thereunder (the "Subordinated Note"). The Seller is hereby
                               -----------------
authorized by Purchaser to endorse on the schedule attached to the Subordinated Note (or a continuation of such schedule attached thereto and made a part thereof) an appropriate notation evidencing the date and amount of each Advance, as well as the date and amount of each payment with respect thereto; provided,
                                                                     --------
however, that the failure of any Person to make such a notation shall not affect
-------
any obligations of Purchaser thereunder. Any such notation shall be conclusive and binding as to the date and amount of such Advance, or payment of principal or interest thereon, absent manifest error. The Receivables with respect to which the Purchase Price therefor is paid pursuant to either clause (i) or clause (ii)(A) above is referred to herein as the "Purchased Receivables", and
                                                   ---------------------
the Receivables with respect to which the Purchase Price therefor is paid pursuant to clause (ii)(B) above is referred to herein as the "Contributed
                                                               -----------
Receivables". The Purchased Receivables and the Contributed Receivables are
-----------
collectively referred to herein as the "Transferred Receivables".
                                        -----------------------

          (c) The terms and conditions of the Subordinated Note and all Advances thereunder shall be as follows:

               (i)  Repayment of Advances. All amounts paid by the Purchaser
                    ---------------------
with respect to the Advances shall be allocated first to the repayment of accrued interest until all such interest is paid, and then to the outstanding principal amount of the Advances. Subject to the provisions of this Agreement, the Purchaser may borrow, repay and reborrow Advances on and after the date hereof and prior to the termination of this Agreement, subject to the terms, provisions and limitations set forth herein, including, without limitation, the requirement that no Advance be made to the extent that after giving effect thereto the aggregate outstanding principal amount of all Advances would exceed the Advance Limit.

          (ii)  Interest. The Subordinated Note shall bear interest from its
                --------
date on the outstanding principal balance thereof at a rate per annum equal to 5.00%. Interest on each Advance shall be computed based on the number of days elapsed in a year of 360 days.

          (iii) Sole and Exclusive Remedy/Subordination. The Purchaser shall be
                ---------------------------------------
obligated to repay Advances to the Seller only to the extent of funds available to the Purchaser from Collections on the Receivables and the Related Security and Collections with respect thereto and, to the extent that such payments are insufficient to pay all amounts owing to the Seller under the Subordinated Note, the Seller shall not have any claim against the Purchaser for such amounts and no further or additional recourse shall be available against Purchaser. The Subordinated Note shall be fully subordinated to any rights of Enterprise and its permitted assigns pursuant to the Transfer Agreement, and shall not evidence any rights in the Receivables or related property.

          (iv)  Offsets, etc.  The Purchaser may offset any amount due and owing
                -------------
by the Seller against any amount due and owing by Purchaser to the Seller under the terms of the Subordinated Note.

          SECTION 3.3.  Monthly Report. On the last Business Day of each
                        --------------
calendar month, the Seller shall deliver to the Purchaser a monthly report, substantially in the form of Exhibit A attached hereto, showing (i) the aggregate Purchase Price of the Receivables acquired or generated by the Seller in the preceding month and (ii) the aggregate Outstanding Balance of such Receivables that are Eligible Receivables.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.1.  Seller's Representations and Warranties.  The Seller
                        ---------------------------------------
represents and warrants to the Purchaser as of the Closing Date and shall be deemed to represent and warrant as of the date of the creation of any sale of any interest in Receivables to the Purchaser pursuant to this Agreement that:

          (a)  Corporate Existence and Power.  The Seller is a corporation duly
               -----------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted.

          (b)  Corporate and Governmental Authorization; Contravention.  The
               -------------------------------------------------------
execution, delivery and performance by the Seller of this Agreement, and each other document or instrument to be delivered by the Seller hereunder (collectively, "Conveyance Papers"), are within its corporate powers, have been
                -----------------
duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 2.1(c)), and do not contravene, or constitute a material default under, any provision of applicable law or regulation or of the Certificate of Incorporation or By Laws of the Seller, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or result in the creation or imposition of any lien on assets of the Seller or any of its respective Subsidiaries (except as contemplated by Section 2.1(c)).

          (c)  Binding Effect.  Each of the Conveyance Papers constitutes the
               --------------
legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally (whether considered in a proceeding at law or in equity).

          (d)  Perfection.  Immediately preceding each sale hereunder, the
               ----------
Seller shall be the owner of all of the Receivables, free and clear of any Adverse Claims. On or prior to the date of each sale hereunder, all financing statements and other documents required to be recorded or filed in order to protect the Purchaser's interest in the Receivables against all creditors of and purchasers from Seller (other than any financing statements or assignments of financing statements required to perfect the Purchaser's interest hereunder), will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

          (e)  Accuracy of Information.  All information heretofore furnished by
               -----------------------
the Seller to the Purchaser for purposes of or in connection with this Agreement, the Conveyance Papers or any transaction contemplated in connection therewith is, and all such information hereafter furnished by the Seller to the Purchaser will be, true and accurate in every material respect, on the date such information is stated or certified.

          (f)  Tax Returns.  The Seller has filed all tax returns (federal,
               -----------
state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other government charges due and payable.

          (g)  Action, Suits.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of the Seller threatened, against or affecting the Seller or any Affiliate of the Seller or their respective properties, in or before any court, arbitrator or other body, which individually or in the aggregate, could be reasonably expected to materially adversely affect the financial condition of the Seller and its subsidiaries taken as a whole or materially adversely affect the ability of Seller to perform its obligations under this Agreement.

          (h)  Use of Proceeds.  No proceeds of any sale hereunder will be used
               ---------------
by the Seller to acquire any security in any transaction which is subject to Section

13 or 14 of the Securities Exchange Act of 1934, as amended.

          (i)  Place of Business.  The principal place of business and chief
               -----------------
executive office of the Seller is Dallas, Texas and the offices where the Seller keeps all its Records, are located at the address(es) described on Exhibit G to the Transfer Agreement or such other locations notified to the Purchaser in accordance with Sections 2.1(b) in jurisdictions where all action required by
Section 2.1(b) has been taken and completed.

          (j)  Good Title.  Prior to any sale hereunder, the Seller shall have
               ----------
all right, title and interest in, to and under each Receivable, free and clear of any Adverse Claim. Upon the consummation of each sale hereunder, the Seller shall have transferred to the Purchaser all right, title and interest of the Seller in, to and under each Receivable that exists on the date of such sale and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim. No Person to which the Seller has granted a security interest in inventory shall have a security interest in any Receivable, except as shall otherwise be consented to in writing by the Purchaser and, for so long as the Transfer Agreement shall be in effect, the Agent.

          (k)  Tradenames, Etc.  The Seller has not used any corporate names,
               ----------------
tradenames or assumed names other than its name set forth on the signature pages of this Agreement and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

          (l)  Nature of Receivables.  Each Receivable an interest in which is
               ---------------------
reported by the Seller as being an Eligible Receivable shall satisfy the definition of "Eligible Receivable".

          (m)  Amount of Receivables.    As of the close of business on the
               ---------------------
second Business Day prior to the Closing Date, the aggregate Outstanding Balance of the Receivables in existence shall be as set forth in the certification of the Seller required to be delivered pursuant to Section 7.1(f).

          (n)  Credit and Collection Policy.  Since November 21, 1995, there
               ----------------------------
have been no material changes in the Credit and Collection Policy; since such date, no material adverse change has occurred in the overall rate of collection of the Receivables or in the ability of the Seller to service and collect the Receivables.

          (o)  Binding Effect of Receivables and Contract.  Each Receivable and
               ------------------------------------------
related Contract constitutes a legal, valid and binding obligation of the Obligor enforceable against the Obligor, subject to the effect of bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally (whether considered in a proceeding at law or in equity).

          (p)  No Restriction on Transfer.  No Contract requires the prior
               --------------------------
written consent of an Obligor or contains any other restriction relating to the transfer or assignment of rights of payment under such Contract (other than a consent or waiver of such restriction that has been obtained prior to the related Purchase Date).

          (q)  Not an Investment Company.  The Seller is not an "investment
               -------------------------
company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (r)  ERISA.  The Seller is in compliance in all material respects with
               -----
ERISA and no ERISA lien on any of the Receivables shall exist.

          (s)  Lockboxes.  The names and addresses of all the Lockbox Banks,
               ---------
together with the account numbers of the Lockboxes at such Lockbox Banks, are specified in Exhibit L to the Transfer Agreement (or at such other Lockbox Banks and/or with such other Lockboxes as have been notified to the Purchaser and the Agent and for which Lockbox Agreements have been executed and delivered to the Collateral Agent). All Obligors have been instructed to make payment to a Lockbox Account and only Collections are deposited into the Lockbox Accounts.

          (t)  No Termination Event.  No Termination Event, and no condition
               --------------------
that, with the giving of notice and/or the passage of time would constitute a Termination Event, has occurred and is continuing.

          SECTION 4.2.  Reaffirmation of Representations and Warranties by the
                        ------------------------------------------------------
Seller; Notice of Breach.  On each sale date, the Seller, by accepting the
------------------------
proceeds of such sale, shall be deemed to have certified that all representations and warranties described in Section 4.1 are true and correct on and as of such day as though made on and as of such day. The representations and warranties set forth in Section 4.1 shall survive the conveyance of the Receivables and related property to the Purchaser, and termination of the rights and obligations of the Purchaser and the Seller under this Agreement. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other within three Business Days of such discovery.

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                                       14

                                   ARTICLE V

                            COVENANTS OF THE SELLER


          SECTION 5.1.  Covenants of the Seller.  The Seller hereby covenants
                        -----------------------
and agrees with the Purchaser that, for so long as this Agreement is in effect, and until all Receivables which have been sold to the Purchaser pursuant hereto shall have been paid in full or written-off as uncollectible, and all amounts owed by the Seller pursuant to this Agreement have been paid in full, unless the Purchaser otherwise consents in writing, the Seller covenants and agrees as follows:

          (a)  Conduct of Business.  The Seller will, and will cause each of its
               -------------------
Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          (b)  Compliance with Laws.  The Seller will, and will cause each of
               --------------------
its Subsidiaries to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

          (c)  Furnishing of Information and Inspection of Records.  The Seller
               ---------------------------------------------------
will furnish to the Purchaser from time to time such information with respect to the Receivables as the Purchaser may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will at any time and from time to time during regular business hours permit the Purchaser, or its agents or representatives,
(i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller's performance hereunder with any of the officers, directors, employees or independent public accountants of the Seller having knowledge of such matters.

          (d)  Keeping of Records and Books of Account.  The Seller will
               ---------------------------------------
maintain a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and will maintain for each of its Subsidiaries, a system of accounting established and administered in accordance with accounting practices currently used by its Subsidiaries, consistently applied, and will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Purchaser prompt notice of any change in the administrative and operating procedures referred to in the previous sentence to the extent such change may have a material adverse effect.

          (e)  Performance and Compliance with Receivables and Contracts.  The
               ---------------------------------------------------------
Seller at its expense will, and will cause each of its Subsidiaries to, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

          (f)  Credit and Collection Policy.  The Seller will comply in all
               ----------------------------
material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          (g)  Collections.  The Seller shall instruct all Obligors to cause all
               -----------
Collections to be deposited directly to a Lockbox.

          (h)  Collections Received.  Any and all Collections at any time coming
               --------------------
into the Seller's possession
shall be delivered to a Lockbox. All proceeds of Collections in respect of the Receivables at any time coming into the Seller's possession shall be held in trust for the Purchaser and applied as required by the Transfer Agreement.

          (i)  Sale Treatment.  The Seller agrees to treat this conveyance for
               --------------
all purposes (including, without limitation, tax and financial accounting purposes) as a sale and, to the extent any such reporting is required, shall report the transactions contemplated by this Agreement on all relevant books, records, tax returns, financial statements and other applicable documents as a sale of the Receivables and related property to the Purchaser.

          (j)  No Sales, Liens, Etc.  Except as otherwise provided herein, the
               --------------------
Seller will not, and will not permit any of its Subsidiaries to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections (subject, in each case with respect to Related Security constituting returned inventory, to the applicable provisions of Section 9-306 of the UCC and/or the Inventory Financing Agreements) or upon or with respect to any Lockbox to which any Collections of any Receivable are sent, or, in each case, assign any right to receive income in respect thereof. The Seller will not, and will not permit any of its Subsidiaries to, grant or suffer to exist any security interest in any inventory unless such security interest (and related UCC financing statement, other than the financing statements in favor of NationsBank of Texas, N.A. relating to interests in Receivables which have been released pursuant to the Release, or other related filing) expressly excludes Receivables, Related Security (other than returned inventory) and Collections. The Seller will provide the Purchaser and the Agent with a copy of any inventory financing agreement at least three Business Days prior to the effectiveness thereof.

          (k)  No Extension or Amendment of Receivables.  The Seller will not
               ----------------------------------------
extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, except as provided in the Transfer Agreement, without the prior written consent of the Purchaser.

          (l)  No Change in Business or Credit and Collection Policy; Certain
               --------------------------------------------------------------
Contracts.  Except as provided in the Transfer Agreement, the Seller will not
---------
make any change in the Credit and Collection Policy, which change might impair the collectibility of any Receivable.

          (m)  No Mergers, Etc.  The Seller will not (i) consolidate or merge
               ---------------
with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person; provided, that the Seller
                                                     --------
may merge with another Person if the Seller is the surviving corporation and such merger or consolidation does not cause a Termination Event or Potential Termination Event under the Transfer Agreement.

          (n)  Change in Payment Instructions to Obligors.  The Seller will not
               ------------------------------------------
add or terminate, or make any change to, any Lockbox. The Seller will not direct Obligors to make payments on the Receivables to any location or account other than a Lockbox.

          (o)  Deposits to Lockboxes.  The Seller will not deposit or otherwise
               ---------------------
credit, or cause or permit to be so deposited or credited, to any Lockbox cash or cash proceeds other than Collections of Receivables.

          (p)  Change of Name, Etc.  The Seller shall not  change its name,
               --------------------
identity or structure or its chief executive office, unless at least ten (10) days prior to the effective date of any such change the Seller delivers to the Purchaser (i) UCC financing statements, executed by the Seller, necessary to reflect such change and to continue the perfection of the Purchaser's interest in the Receivables, and the Related Security and Collections with respect thereto and (ii) new or revised Lockbox Agreements which reflect such change.

          (q)  Indemnification.  The Seller agrees to indemnify, defend and hold
               ---------------
the Purchaser harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Purchaser may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by the Seller of its representations, warranties and covenants contained herein, or any information certified in any schedule or certificate delivered by the Seller hereunder or in connection with the Conveyance Papers, being untrue in any material respect at any time. The obligations of the Seller under this Section 5.1(q) shall be considered to have been relied upon by the Purchaser and shall survive the execution, delivery, performance and termination of this Agreement for a period of three (3) years following the Termination Date, regardless of any investigation made by the Purchaser.

          (r)  ERISA.  The Seller shall promptly give the Purchaser written
               -----
notice upon becoming aware that the Seller is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists.

          (s) The Seller shall, no later than January 1, 1998, obtain written confirmation, in form and substance acceptable to the Purchaser and the Agent, from Apple Computer, Inc. that any security interest in inventory granted to such Person by the Seller does not extend to accounts receivable created upon the sale of inventory in which such Person has a security interest.

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                                       19

                                  ARTICLE VI

                             REPURCHASE OBLIGATION


          SECTION 6.1.  Mandatory Repurchase.
                        --------------------

          (a)  Breach of Warranty.  If on any day a Receivable which has been
               ------------------
sold by the Seller hereunder and which has been reported by the Seller as an Eligible Receivable, shall fail to meet the conditions set forth in the definition of Eligible Receivable or for which any representation or warranty made herein in respect of such Receivable shall no longer be true, the Seller shall be deemed to have received on such day a Collection of such Receivable in full and shall on such day pay to the Purchaser an amount equal to the Outstanding Balance of such Receivable.

          (b)  Reconveyance Under Certain Circumstances.  The Seller agrees
               ----------------------------------------
that, with respect to any Receivable an interest in which has been sold hereunder, in the event of a breach of any of the representations and warranties set forth in Sections 4.1(d), 4.1(e), 4.1(g), 4.1(j), 4.1(l), 4.1(h), 4.1(o),
4.1(p) and 4.1(q), the Seller agrees to accept the reconveyance of such Receivable created on and after the date of such breach upon receipt by the Seller of notice given in writing by the Purchaser and the Seller's failure to cure such breach within thirty (30) days (or, in the case of representations and warranties found in Sections 4.1(d) and 4.1(j), within three (3) days) of such notice. In the event of a reconveyance under this Section 6.1(b), the Seller shall pay to the Purchaser in immediately available funds on such 30th day (or third day, if applicable) an amount equal to the Outstanding Balance of any such Receivables.

          SECTION 6.2.  Dilutions, Etc.  The Seller agrees that if on any day
                        --------------
the Outstanding Balance of a Receivable which has been sold by the Seller hereunder is either (x) reduced as a result of defective, rejected or returned goods or other dilution factor, any billing adjustment or other adjustment, or
(y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), then the Seller shall be deemed to have received on such day a collection of such Receivable in the amount of such reduction, cancellation or payment made by the Obligor and shall on such day pay to the Purchaser the amount of such reduction or cancellation.

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                                       21

                                  ARTICLE VII

                             CONDITIONS PRECEDENT


     SECTION 7.1.  Conditions to the Purchaser's Obligations Regarding
                   ---------------------------------------------------
Receivables.  The obligations of the Purchaser to purchase any Receivable on any
-----------
Business Day shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date and on the day of creation of any Receivable thereafter with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the Closing Date, in the case of any Receivables which are sold to the Purchaser on the Closing Date, or the date such Receivables are created, in the case of any Receivables which are created after the Closing Date;

     (c) The Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) The Seller shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.1(b);

     (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested; and

     (f)  On the Closing Date, the Seller shall
deliver to the Purchaser a certification of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on the second Business Day prior to the Closing Date.

     (g) The Seller shall obtain written confirmation, in form and substance acceptable to the Purchaser and the Agent, from Compaq Computer Corporation that any security interest in inventory granted to such Person by the Seller does not extend to accounts receivable created upon the sale of inventory in which such Person has a security interest.


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                                       23

                                 ARTICLE VIII

                             TERM AND TERMINATION


     SECTION 8.1.  Term.  This Agreement shall commence as of the date of
                   ----
execution and delivery hereof and shall continue in full force and effect until the date following the earlier of (i) the date designated by the Purchaser or the Seller as the termination date at any time following sixty (60) day's written notice to the other (with a copy thereof to Enterprise), (ii) the date on which the Agent declares a Termination Event or Potential Termination Event pursuant to Section 7.2 of the Transfer Agreement, (iii) the day on which a Reinvestment Termination Date shall occur under the Transfer Agreement unless the Transferred Interest shall have been assigned (or concurrently is so assigned) to the Bank Investors under Section 9.7 of the Transfer Agreement,
(iv) upon the occurrence of an Event of Bankruptcy with respect to either the Purchaser or the Seller or (v) the date on which either the Purchaser or the Seller becomes unable for any reason to purchase or re-purchase any Receivable in accordance with the provisions of this Agreement or defaults on its obligations hereunder, which default continues unremedied for more than thirty
(30) days after written notice (any such date being a "Termination Date");
                                                       ----------------
provided, however, that the termination of this Agreement pursuant to this
--------  -------
Section 8.1 hereof shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to any Receivable sold prior to such termination.

     SECTION 8.2.  Effect of Termination.  Following the termination of this
                   ---------------------
Agreement pursuant to Section 8.1, the Seller shall not sell, and the Purchaser shall not purchase any Receivables. No termination or rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Seller or the Purchaser. Without limiting the fore-going, prior to termination, the failure of the Seller to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article V of this Agreement render an executed sale executory.



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                                       25

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS



     SECTION 9.1.  Amendment.  This Agreement and any other Conveyance Papers
                   ---------
and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller. Any reconveyance executed in accordance with the provisions hereof shall not be considered amendments to this Agreement.

     SECTION 9.2.  Governing Law; Submission to Jurisdiction.
                   -----------------------------------------

     (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (b) The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.2 shall affect the right of the Purchaser to bring any other action or proceeding against the Seller or its property in the courts of other jurisdictions.

     SECTION 9.3.  Notices.  All demands, notices and communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

     (a)  in the case of the Purchaser:

          CSI Funding Inc.
          7171 Forest Lane
          Dallas, Texas 75230
          Attention: ________
          Telecopy:  (972) 856-5395

     with a copy to:

          NationsBank, N.A.
          NationsBank Corporate Center, 10th Floor
          Charlotte, NC 28255
          Attention: Michelle M. Heath
                         Investment Banking
          Telephone: (704) 386-7922
          Telecopy:  (704) 388-9169

     (b)  in the case of the Seller:

          CompuCom Systems, Inc.
          7171 Forest Lane
          Dallas, Texas 75230
          Attention: Mr. Dan Celoni, Treasurer
          Telecopy:  (214) 265-5449

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     SECTION 9.4.  Severability of Provisions.  If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

     SECTION 9.5.  Assignment.  This Agreement and all other Conveyance Papers
                   ----------
may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Transfer Agreement to the Agent for the benefit of Enterprise and the Bank Investors and except that the Seller may grant a lien on the Subordinated Note to pursuant to the NationsBank FSA. The Purchaser hereby notifies (and the Seller hereby acknowledges that) the Purchaser, pursuant to the Transfer Agreement, has assigned its rights hereunder to the Agent. All rights of the Purchaser hereunder may be exercised by the Agent or its assignees, to the extent of their respective rights pursuant to such assignments.

     SECTION 9.6.  Further Assurances.  The Purchaser and the Seller agree to do
                   ------------------
and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

     SECTION 9.7.  No Waiver; Cumulative Remedies.  No failure to exercise and
                   ------------------------------
no delay in exercising, on the part of the Purchaser, the Seller or Enterprise, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

     SECTION 9.8.  Counterparts.  This Agreement and all other Conveyance Papers
                   ------------
may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.9.  Binding Effect; Third-Party Beneficiaries.  This Agreement
                   -----------------------------------------
and the other Conveyance

Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Any Permitted Assignee, including Enterprise and any Bank Investor, is intended by the parties hereto to be a third-party beneficiary of this Agreement.

     SECTION 9.10.  Merger and Integration.  Except as specifically stated
                    ----------------------
otherwise herein, this Agreement and the other Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 9.11.  Headings.  The headings herein are for purposes of reference
                    --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 9.12.  Exhibits.  The schedules and exhibits referred to herein
                    --------
shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.



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                                       29

     IN WITNESS WHEREOF, the Purchaser and the Seller each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                                   COMPUCOM SYSTEMS, INC.,
                                     as Seller


                                   By: /s/ M. LAZANE SMITH
                                      ---------------------------
                                      Name: M. Lazane Smith
                                      Title: SVP-CFO


                                   CSI FUNDING INC.,
                                     as Purchaser


                                   By: /s/ DANIEL CELONI
                                      ---------------------------
                                      Name: Daniel Celoni
                                      Title: Treasurer


Acknowledged and agreed as
 of the date first above written:

ENTERPRISE FUNDING CORPORATION


By: /s/ STEWART CUTLER
   -----------------------------
   Name: Stewart Cutler
   Title: Vice President


NATIONSBANK, N.A., as Agent


By: /s/ STAN MEIHAUS
   -----------------------------
   Name: Stan Meihaus
   Title: Vice President